SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)          March 25, 2004

COLLEGIATE PACIFIC INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-17293 (Commission File Number)	22-2795073 (I.R.S. Employer Identification No.)

13950 Senlac Drive, Suite 100, Dallas, Texas (Address of principal executive offices)		75234 (Zip Code)

(972) 243-8100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD.
SIGNATURES
EXHIBIT INDEX
Press Release

Item 9. Regulation FD.

     On March 25, 2004, Collegiate Pacific issued a press release announcing that its board had approved and declared a quarterly cash dividend of $0.025 per share on the company’s common stock for the third quarter of fiscal 2004, which ends on March 31, 2004. This quarterly cash dividend is payable on April 29, 2004, to all stockholders of record on the close of business on April 7, 2004. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 9.

     The information under Item 9 of this Current Report on Form 8-K, including exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Further, the information furnished pursuant to Item 9 of this Current Report on Form 8-K, including exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of Collegiate Pacific Inc. under the Securities Act of 1933.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Collegiate Pacific Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 25, 2004	COLLEGIATE PACIFIC INC.
By: /s/ William R. Estill William R. Estill, Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1*	Press Release of Collegiate Pacific Inc., dated March 25, 2004.

*	Furnished and not filed.